Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the CEO of Auxillium Energy Inc.  This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  This Certification accompanies the Annual Report on Form 10-K of Selga Inc. for the year ended December 31, 2012.

The undersigned certifies that such 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of Auxillium Energy Inc. as of December 31, 2012.

This Certification is executed as of April 1, 2013.

/s/ Warmond Fang

     Warmond Fang

     President

     Chief Executive Officer

     Chief Financial Officer

     (Principal Executive, financial and

     accounting Officer)